Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL INFORMATION

On December 10, 2015, Parsley Energy Inc., through its subsidiary, Parsley Energy, L.P. (together, the “Company”), closed the sale of approximately 7,300 net acres in north Martin and south Dawson Counties, Texas, with approximately 500 Boe/d of associated net production (collectively, the “Assets”) to ExL Petroleum Management, LLC for net proceeds of approximately $39.5 million.

The following unaudited pro forma consolidated and combined balance sheet and consolidated and combined statements of operations are derived from the historical consolidated and combined and historical condensed, consolidated and combined financial statements of the Company. The unaudited pro forma consolidated and combined balance sheet as of September 30, 2015 gives effect to the disposition of the Assets as if it had occurred on September 30, 2015. The unaudited pro forma consolidated and combined statements of operations for the year ended December 31, 2014 and the nine months ended September 30, 2015 reflect the disposition as if it had occurred on January 1, 2014. The unaudited pro forma consolidated and combined balance sheet and consolidated and combined statements of operations should be read in conjunction with the notes thereto and the historical financial statements, including the notes thereto, of the Company included in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2015 and in its Annual Report on Form 10-K for the year ended December 31, 2014.

The preparation of the unaudited pro forma consolidated and combined financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates.

The unaudited pro forma consolidated and combined financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had the transaction occurred on the respective dates assumed, nor is it necessarily indicative of the Company’s future operating results. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated and combined financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.

PARSLEY ENERGY, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED BALANCE SHEET

SEPTEMBER 30, 2015

	9/30/2015 Historical	Pro Forma Adjustments		Pro Forma
	(In thousands, except share data)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$123,118	$39,500	(a)	$162,618
Accounts receivable:
Joint interest owners and other	20,676	—		20,676
Oil and gas	23,194	(703	) (b)	22,491
Related parties	587	—		587
Short-term derivative instruments	58,404	—		58,404
Materials and supplies	—	—		—
Other current assets	7,137	—		7,137

Total current assets	233,116	38,797		271,913

PROPERTY, PLANT AND EQUIPMENT, AT COST
Oil and natural gas properties, successful efforts method	2,248,655	(89,349	) (c) (f)	2,159,306
Accumulated depreciation, depletion and amortization	(252,350)	11,600	(d)	(240,750)

Total oil and natural gas properties, net	1,996,305	(77,749)		1,918,556

Other property, plant and equipment, net	34,703	—		34,703

Total property, plant and equipment, net	2,031,008	(77,749)		1,953,259

NONCURRENT ASSETS
Long-term derivative instruments	42,302	—		42,302
Deferred loan costs, net	11,600	—		11,600
Other noncurrent assets	3,245	—		3,245

Total noncurrent assets	57,147	—		57,147

TOTAL ASSETS	$2,321,271	$(38,952)		$2,282,319

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$158,006	$(186	) (b)	157,820
Revenue and severance taxes payable	36,797	(35	) (b)	36,762
Current portion of long-term debt	868	—		868
Short-term derivative instruments	20,149	—		20,149
Current deferred tax liability	13,556	—		13,556
Current portion of asset retirement obligations	5,023	(512	) (f)	4,511

Total current liabilities	234,399	(734)		233,665
NONCURRENT LIABILITIES
Long-term debt	556,161	—		556,161
Asset retirement obligations	15,042	(1,702	) (f)	13,340
Deferred tax liability	58,115	(16,898	) (e)	41,217
Payable pursuant to tax receivable agreement	50,689	—		50,689
Long-term derivative instruments	23,969	—		23,969
Other noncurrent liabilities	—	—		—

Total noncurrent liabilities	703,976	(18,600)		685,376
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common Stock		—
Class A, $0.01 par value, 600,000,000 shares authorized, 123,817,542 issued and 123,721,449 outstanding at September 30, 2015 and 93,937,947 issued and 93,901,208 outstanding at December 31, 2014	1,230	—		1,230
Class B, $0.01 par value, 125,000,000 shares authorized, 32,145,296 issued and outstanding at September 30, 2015 and at December 31, 2014	321	—		321
Additional paid in capital	1,041,988	—		1,041,988
Retained earnings	26,108	(14,586	)(g)	11,522
Treasury Stock, at cost, 96,093 shares at September 30, 2015 and 36,739 at December 31, 2014	(77)	—		(77)

Total stockholders’ equity	1,069,570	—		1,054,984
Noncontrolling interest	313,326	(5,032	) (g)	308,294

Total equity	1,382,896	(19,618)		1,363,278

TOTAL LIABILITIES AND EQUITY	$2,321,271	$(38,952)		2,282,319

The accompanying notes are an integral part of these unaudited pro forma consolidated and combined financial statements.

PARSLEY ENERGY, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED

STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

	9/30/2015 Historical	Pro Forma Adjustments		Pro Forma
	(In thousands, except share data)
REVENUES
Oil sales	$158,776	$(6,751	) (h)	$152,025
Natural gas sales	20,712	(170	) (h)	20,542
Natural gas liquids sales	17,817	(291	) (h)	17,526

Total revenues	197,305	(7,212)		190,093

OPERATING EXPENSES
Lease operating expenses	49,993	(2,525	) (h)	47,468
Production and ad valorem taxes	13,397	(393	) (i)	13,004
Depreciation, depletion and amortization	127,873	(3,652	) (j)	124,221
General and administrative expenses	38,088	—		38,088
Exploration costs	8,558	—		8,558
Stock based compensation	5,855	—		5,855
Accretion of asset retirement obligations	657	(72	) (k)	585
Rig termination	8,970	—		8,970
Other operating expenses	256	—		256

Total operating expenses	253,647	(6,642)		247,005
Gain on sale of property	2,331	—		2,331

OPERATING INCOME (LOSS)	(54,011)	(570)		(54,581)

OTHER INCOME (EXPENSE)
Interest expense, net	(33,176)	—		(33,176)
Derivative income (loss)	23,699	—		23,699
Other income (expense)	1,260	—		1,260

Total other income (expense), net	(8,217)	—		(8,217)

INCOME (LOSS) BEFORE INCOME TAXES	(62,228)	(570)		(62,798)
INCOME TAX BENEFIT (EXPENSE)	15,133	285	(l)	15,418

NET INCOME (LOSS)	(47,095)	(285)		(47,380)

LESS: NET (INCOME) LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST	11,851	141	(m)	11,992

NET INCOME (LOSS) ATTRIBUTABLE TO PARSLEY ENERGY, INC. STOCKHOLDERS	$(35,244)	$(144)		$(35,388)

Net income (loss) per common share:
Basic	$(0.33)	$(0.00)		$(0.33)
Diluted	$(0.33)	$(0.00)		$(0.33)
Weighted average common shares outstanding:
Basic	106,212	—		106,212
Diluted	106,212	—		106,212

The accompanying notes are an integral part of these unaudited pro forma consolidated and combined financial statements.

PARSLEY ENERGY, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	12/31/2014 Historical	Pro Forma Adjustments		Pro Forma
	(In thousands, except share data)
REVENUES
Oil sales	$232,554	$(19,339	) (h)	$213,215
Natural gas and natural gas liquids sales	69,203	(1,317	) (h)	67,886

Total revenues	301,757	(20,656)		281,101

OPERATING EXPENSES
Lease operating expenses	38,071	(3,558	) (h)	34,513
Production and ad valorem taxes	18,941	(1,241	) (i)	17,700
Depreciation, depletion and amortization	94,297	(5,222	) (j)	89,075
General and administrative expenses	34,997	—		34,997
Exploration costs	3,136	—		3,136
Acquisition costs	2,527	—		2,527
Incentive unit compensation	51,088	—		51,088
Stock based compensation	2,209	—		2,209
Accretion of asset retirement obligations	512	(60	) (k)	452

Total operating expenses	245,778	(10,081)		235,697
(Loss) gain on sale of property	(2,097)	—		(2,097)

OPERATING INCOME (LOSS)	53,882	(10,575)		43,307

OTHER INCOME (EXPENSE)
Interest expense, net	(38,607)	—		(38,607)
Rig termination costs	(765)	—		(765)
Prepayment premium on extinguishment of debt	(5,107)	—		(5,107)
Income from equity investment	348			348
Derivative income (loss)	83,858	—		83,858
Other income (expense)	(419)	—		(419)

Total other income (expense), net	39,308	—		39,308

INCOME (LOSS) BEFORE INCOME TAXES	93,190	(10,575)		82,615
INCOME TAX BENEFIT (EXPENSE)	(36,468)	(1,570	) (l)	(38,038)

NET INCOME (LOSS)	56,722	(12,145)		44,577

LESS: NET (INCOME) LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST	(33,293)	1,505	(m)	(31,788)

NET INCOME (LOSS) ATTRIBUTABLE TO PARSLEY ENERGY, INC. STOCKHOLDERS	$23,429	$(10,640)		$12,789

Net income (loss) per common share:
Basic	$0.42	$(0.19)		$0.23
Diluted	$0.42	$(0.19)		$0.23
Weighted average common shares outstanding:
Basic	55,136	—		55,136
Diluted	55,239	—		55,239

The accompanying notes are an integral part of these unaudited pro forma consolidated and combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED BALANCE SHEET

(a)	Adjustment to reflect the $39.5 million in cash from the sale of the Company’s divested Assets.
(b)	Adjustment to reflect decrease in oil and gas receivables and payables attributable to Assets.
(c)	Adjustment to reduce oil and natural gas properties for the historical cost of Assets.
(d)	Adjustment to reflect allocation of accumulated depreciation, depletion and amortization related to Assets. The Company follows the successful efforts method of accounting. The allocation of accumulated depreciation, depletion and amortization was based on the percentage of production attributable to Assets.
(e)	Adjustment to reflect the change in the current income taxes payable, non-current income taxes payable, and deferred income tax liability associated with the sale of the Company’s Assets.
(f)	Adjustment to reflect elimination of $2.2M of asset retirement obligations associated with the Company’s divested Assets and the associated asset retirement cost capitalized to oil and natural gas properties.
(g)	Adjustment to reflect recognition of loss, changed in deferred tax liability, oil and gas revenue and related payables associated with the sale of the Assets.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(h)	Adjustment to eliminate revenue and direct operating expenses of divested Assets.
(i)	Adjustment to eliminate production taxes for the production of oil, natural gas and NGL related to divested Assets.
(j)	Adjustment to eliminate depreciation, depletion and amortization (DD&A) expense based on production volumes attributable to the divested Assets.
(k)	Adjustment to eliminate accretion expense based on allocated asset retirement obligation cost attributable to the divested Assets.
(l)	Adjustment to reflect income tax expense based on the Company’s historical statutory rate, 24.32%, applied to the cumulative effect of changes referenced within the unaudited pro forma consolidated and combined statement of operations.
(m)	Reflects the reduction in consolidated and combined net income attributable to noncontrolling interest for the Assets historical results of operations. The noncontrolling interest was 20.60%.